UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2024

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On January 28, 2024, TILT Holdings Inc. (the “Company”) and its subsidiaries Jimmy Jang, L.P. (“JJLP”), Baker Technologies, Inc. (“Baker”), Commonwealth Alternative Care, Inc. (“CAC”), Jimmy Jang Holdings, Inc.(“JJH”), JJ Blocker Co. (“JJB”), SFNY Holdings, Inc. (“SFNY”), Sea Hunter Therapeutics, LLC (“SEA”),  Standard Farms Ohio LLC (“SF Ohio”), Standard Farms LLC (“SF Penn”), SH Finance Company, LLC (“SF Finance”), Jupiter Research, LLC (“Jupiter”, and collectively with the Company, JJLP, Baker, CAC, JJH, JJB, SFNY, SEA, SF Ohio, SF Penn, SF Finance, the “Guarantors”) and Shenzen Smoore Technology Limited (“Smoore”) and each of its affiliates that sells products to Jupiter and the Company (the “Buyers”) from time to time (collectively, the “Secured Party”) entered into: (i) a Debt and Security Agreement in favor of the Secured Party (the “Debt and Security Agreement”); (ii) a Guaranty in favor of the Secured Party (the “Guaranty”); (iii) a Side Letter (the “Side Letter”); (iv) a Trademark Security Agreement in favor of the Secured Party; and (v) an Equity Pledge Agreement in favor of the Secured Party ( collectively, the “Smoore Agreements”). Also on January 28, 2024, Entrepreneur Growth Capital LLC, Jordan Geotas, the Secured Party, and Jupiter entered into a Subordination and Intercreditor Agreement (the “Subordination and Intercreditor Agreement”).

The Guarantors entered into the Smoore Agreements with the Secured Party, its principal supplier of vaping product inventory (the “Inventory”) to Jupiter, to provide for the payment of currently existing accounts payable by the Guarantors to the Secured Party (the “Accounts”), reduction in the outstanding balance of Accounts from time to time in the future, and the continued shipping of Inventory to Jupiter by the Secured Party.

Under the Side Letter between the Secured Party and the Guarantors, the Guarantors agree to reduce the outstanding balance of all Accounts to $31,000,000 as of April 30, 2024, $29,000,000, as of June 30, 2024; $27,000,000, as of September 30, 2024; and $25,000,000, as of December 31, 2024 (the “Reduction Plan”).  The outstanding balance of Accounts that are unpaid more than 90 days after the invoice date plus, without duplication, the aggregate dollar amount of all Accounts, regardless of the date of the related invoice, in excess of $25,000,000 will incur interest at the rate of 8% per annum.

The Guarantors will have 120 days from the invoice date to pay each outstanding Account, however, the Guarantors will have a “Transition Period” though April 15, 2024 to pay any Accounts that are outstanding more than 150 days after the invoice date and  through June 23, 2024 to pay any Accounts that are outstanding more than 120 days after the invoice date, provided certain conditions are satisfied, including compliance with the Reduction Plan, no default or event of default having occurred under the Smoore Agreements, and no event of default having been declared by the Guarantors’ existing secured creditors.  If the Guarantors fail to make timely payments on the Accounts, including under the Reduction Plan, interest will accrue on all outstanding Accounts, regardless of aggregate size or date of invoice, at the rate of 8% per annum.

Under the Side Letter, the Secured Party agrees to promptly ship ordered Inventory to Jupiter so long as the Guaranty described below remains in full force and effect, no event of default has occurred under the Smoore Agreements, and the Guarantors have performed, and the outstanding balance of all Accounts does not exceed the amounts permitted, under the Reduction Plan.

In addition to the Side Letter, the Smoore Agreements include a Guaranty by the Guarantors (other than Jupiter) for the benefit of the Secured Party, pursuant to which, those Guarantors guarantee the payment and performance of Jupiter’s and the Company’s obligations to the Secured Party with respect to the Accounts.  The Guarantors have also entered into a Debt  and Security Agreement and related collateral security documents with or for the benefit of the Secured Party, under which the Guarantors’ performance under the Guaranty and Jupiter’s obligations with respect to the Accounts are secured by security interests in all of the assets of the Guarantors, including a pledge of all equity interests in all direct and indirect subsidiaries of the Company.  Pursuant to the Subordination and Intercreditor Agreement, certain of the Guarantors’ existing secured creditors have agreed that, other than the security interest in certain assets that were pledged by Jupiter to secure a revolving credit facility, existing security interests in favor of those existing creditors are subordinated to the security interests created under the Smoore Agreements.

The Smoore Agreements include affirmative and negative covenants, events of default, representations and warranties and other provisions that are customary for agreements of this type.

The descriptions of the Smoore Agreements provided in this Item 1.01 are only a brief summary of the respective material terms of the Smoore Agreements and do not purport to be a complete description of the rights and obligations of the respective parties thereto. The respective summary descriptions are qualified in their entirety by reference to the full text of the respective Smoore Agreements, which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 and incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events

On January 31, 2024, the Company issued a press release announcing the execution of the Smoore Agreements. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1*

Debt and Security Agreement, dated January 28, 2024, by and between TILT Holdings Inc., Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jimmy Jang Holdings, Inc, JJ Blocker Co., SFNY Holdings, Inc., Sea Hunter Therapeutics, LLC, Standard Farms Ohio LLC, Standard Farms LLC, SH Finance Company, LLC, Jupiter Research, LLC and Shenzhen Smoore Technology Limited.

10.2*

Guaranty, dated January 28, 2024, by and between TILT Holdings Inc., Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jimmy Jang Holdings, Inc, JJ Blocker Co., SFNY Holdings, Inc., Sea Hunter Therapeutics, LLC,  Standard Farms Ohio LLC, Standard Farms LLC, SH Finance Company, LLC, Jupiter Research, LLC and Shenzhen Smoore Technology Limited.

10.3

Side Letter, dated January 28, 2024, by and between TILT Holdings Inc., Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jimmy Jang Holdings, Inc, JJ Blocker Co., SFNY Holdings, Inc., Sea Hunter Therapeutics, LLC,  Standard Farms Ohio LLC, Standard Farms LLC, SH Finance Company, LLC, Jupiter Research, LLC and Shenzhen Smoore Technology Limited.

10.4†	Subordination and Intercreditor Agreement, dated January 28, 2024, by and between Entrepreneur Growth Capital LLC, Jordan Geotas, Shenzhen Smoore Technology Limited, and Jupiter Research, LLC.
10.5*

Trademark Security Agreement, dated January 28, 2024, by and between TILT Holdings Inc., Jimmy Jang, L.P., Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jimmy Jang Holdings, Inc, JJ Blocker Co., SFNY Holdings, Inc., Sea Hunter Therapeutics, LLC,  Standard Farms Ohio LLC, Standard Farms LLC, SH Finance Company, LLC, Jupiter Research, LLC and Shenzhen Smoore Technology Limited.

10.6*	Equity Pledge Agreement, dated January 28, 2024, by Jimmy Jang, L.P. in favor of Shenzhen Smoore Technology Limited.
99.1	Press Release dated January 31, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

*  In accordance with Item 601(b)(2) and/or Item 601(b)(10)(iv) of Regulation S-K, certain information has been excluded from this exhibit because it is both not material and private or confidential. A copy of the omitted portion will be furnished to the Securities and Exchange Commission upon request.

† In accordance with Item 601(a)(6) of Regulation S-K, certain information has been excluded from this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: January 31, 2024	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer

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